                            TRI-STATE 1ST BANK, INC.
                                 P.O. Box 796
                          East Liverpool, Ohio, 43920

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 19, 1998
        AT ADRIAN'S BANQUET CENTER, 48781 CALCUTTA SMITH FERRY ROAD,
                             EAST LIVERPOOL, OHIO

Dear Tri-State 1st Bank, Inc. Shareholder:

      You are cordially invited to attend the 1998 Annual Meeting of the Shareholders of Tri-State 1st Bank, Inc., an Ohio corporation ("1st Bank"), on Wednesday, March 18, 1998. The meeting will be held at the new banquet facility at Adrian's Banquet Center, 48781 Calcutta Smiths Ferry Road, Calcutta, East Liverpool, Ohio, at 7:00 P.M. (PLEASE NOTE THE CHANGE OF LOCATION AND TIME OF THE MEETING FROM PRIOR YEARS) 1st National Community Bank
("1st National") is a wholly- owned subsidiary of 1st Bank.   Whether or not
you will attend the Annual Meeting of the Shareholders, I urge you to immediately sign and return the enclosed Proxy in the envelope provided casting your vote on these important issues.

You are being asked to consider and vote on the following proposals:

     1. To set the number of Class 2 Directors to be elected at three (3) members of the Board of Directors and to elect three (3) Class 2 Directors each for a term of three (3) years to serve until the year 2001 A.D., or until the next meeting of Shareholders called for the purpose of electing Class 2 Directors. All three (3) of the current Class 2 Directors have been nominated for reelection.

     2. To ratify the appointment of S. R. Snodgrass, A.C., as the independent certified public accountants for 1st Bank in 1998.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The close of business on February 16, 1998, has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

       By Order of the Board of Directors
       St. Clair Township, Ohio
       February 19, 1998
       Keith R. Clutter
       Secretary

                          YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                            TRI-STATE 1ST BANK, INC.
                                 P.O. Box 796
                          East Liverpool, Ohio, 43920

                              1998 Annual meeting
                                PROXY STATEMENT

PROXIES, SOLICITATION AND VOTING

This Proxy Statement is furnished to the shareholders ("Shareholders") of Tri-State 1st Bank, Inc. ("1st Bank") in connection with the solicitation by the 1st Bank management, by order of the Board of Directors, of proxies ("Proxies") for use at the Annual Meeting of Shareholders to be held on March 18, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The enclosed Proxy Card is for use at the Annual Meeting if a Shareholder is unable to attend the Annual Meeting in person or wishes to have his shares of common stock, no par value, of 1st Bank (the "Common Stock") voted by Proxy even if he attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before it is exercised, by notice to the Secretary of 1st Bank, by executing and delivering a Proxy having a later date, or by such persons appearing at the Annual Meeting and electing to vote in person. All shares of Common Stock of 1st Bank represented by valid Proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted at the Annual Meeting. The execution of a Proxy will in no way affect a Shareholder's right to attend the Annual Meeting and vote in person.

The election of Class 2 Directors and the appointment of S. R. Snodgrass A.C. as the Company's auditors, both require the affirmative vote of a majority of votes cast, at a meeting at which the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting of Shareholders but will not be included in determining the number of votes cast and as a result will not be considered in determining the outcome of the vote.

Holders of Common Stock of record at the close of business on February 16, 1998, (the "Record Date") will be entitled to vote at the Annual Meeting and at any adjournment thereof. At the close of business on the Record Date, 1st Bank had issued and outstanding 410,800 shares of Common Stock. In the election of Class 2 Directors, and in deciding all other questions presented at the Annual Meeting of Shareholders, each Share-holder will be entitled to one vote for each share of Common Stock held by him.

The cost of soliciting Proxies will be borne by 1st Bank. In addition to the use of the mails, Proxies may be solicited by personal contact or telephone. If applicable, banks, brokers, nominees and fiduciaries will be required to forward the soliciting material to the principals and obtain authorization for the execution of Proxies. 1st Bank will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding Proxy material to the principals.

                      ELECTION OF DIRECTORS [Proposal No.1]

The persons named in the accompanying Proxy will vote for the election of the nominees named below as Class 2 Directors, unless otherwise directed by the Shareholders giving Proxies. All nominees are now Class 2 Directors and all have consented to be named and to serve if elected. The Bylaws of 1st Bank provide that the number of Directors to be elected at the Annual Meeting of the Shareholders will be determined by resolution of the Board of Directors or the Shareholders. The number of Directors has been fixed at nine, divided into three equal Classes of three: Class 1, Class 2 and Class 3. The current term of the Class 2 Directors expires at the Annual Meeting and three Class 2 Directors are to be elected at the Annual Meeting, each for a three year term.

Provided a quorum is present, Class 2 Directors will be elected by the affirmative vote of not less than a majority of all shares present in person or represented by Proxy at the Annual Meeting. At each meeting of Shareholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected Directors. Any Shareholder may cumulate his votes at an election of Directors upon fulfillment of the conditions prescribed in Section 1701.55 of the Ohio Revised Code, or any similar statute which may hereafter be enacted. Such Section generally requires that a Shareholder desiring to cumulate voting give advance notice in writing at least 48 hours before the Annual Meeting of his or her desire that the voting at the Annual Meeting be cumulative and that announcement of the giving of such notice be at the commencement of the Annual Meeting. Upon fulfillment of these notice requirements, each Shareholder has the right to cumulate the voting power he or she possesses and to give one candidate as many votes as the number of Directors to be elected multiplied by the number his or her votes equals, or to distribute his or her votes on the same principle among two or more candidates as he or she sees fit.

The Proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nomination has been duly made.

Nominations for election to the Board of Directors may be made by any Shareholder entitled to vote for the election of Directors. Any such nomination shall contain the following information: (I) the name and address of the proposed nominee; (ii) the principal occupation of the nominee; (iii) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder will be voted for the proposed nominee; (iv) the name and residential address of each nominating Shareholder; (v) the number of shares of Common Stock owned by the nominating Shareholder; (vi) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder are owned by the proposed nominee; (vii) the signed consent of the proposed nominee to serve on the Board, if elected. Such nomination shall be delivered to the Secretary of the 1st Bank not later than the opening of business at the Annual Meeting.

Nominations not made in accordance herewith may be disregarded by the chairperson of the meeting, and upon the chairperson's instructions the vote tellers may disregard all votes cast for each such nominee. If, at the time of the Annual Meeting of Shareholders, any of the nominees named in the Proxy Statement should be unable or decline to serve as a Class 2 Director, the Proxies are authorized to be voted for such substitute nominee or nominees as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a Class 2 Director.

Set forth below are the names of the nominees for election to the Board of Directors as Class 2 Directors and certain information furnished by such nominees to 1st Bank concerning themselves. The persons named below will be nominated for election to serve until the 2001 A.D. Annual Meeting of the Shareholders. It is the intention of the persons named in the Proxy to vote "For" the resolution establishing the number of Class 2 Directors at three (3) persons and to vote "For" the election of these three (3) nominees.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

                                 NOMINEES FOR THE CLASS 2 DIRECTORS

Name                        Age   Position and Offices        Director       Present and Principal
                                  Held at 1st Bank and         Since          Occupation for last
                                      Subsidiaries                                 five years

Keith R. Clutter            54   Director; Secretary of         1987       Secretary of 1st Bank;

                                 1st Bank; President of                    President 1st National
                                 1st National                              (banking)

G. Allen Dickey             67   Director - 1st Bank; 1st       1987       Chairman of D. W.

                                 National                                  Dickey & Son, Inc.
                                                                           (construction materials)

John P. Scotford, Sr.       69   Director - 1st Bank; 1st       1987       Chairman, McBarscot

                                 National                                  Company
                                                                           (automobile dealer)

           Identification of Other Directors and Executive Officers

The following persons are (I) current Directors of 1st Bank who are serving as either Class 1 Directors, whose terms expire in 2000, or Class 3 Directors, whose terms expire in 1999, and/or (ii) executive officers of 1st National.

                           IDENTIFICATION OF OTHER DIRECTORS AND EXECUTIVE OFFICERS

Name                        Age   Position and Offices        Director       Present and Principal
                                  Held at 1st Bank and         Since          Occupation for last
                                      Subsidiaries                                 five years
CLASS 1 DIRECTORS

William E. Blair, Jr.       62    Director - 1st Bank; 1st      1991         President of Bill Blair
                                  National                                   Inc. (oil and gas
                                                                              exploration)

Stephen W. Cooper           54    Director - 1st Bank; 1st      1989         President of Cooper
                                  National                                   Insurance Agency
                                                                             (general insurance)

Marvin H. Feldman           52    Director - 1st Bank; 1st      1987         Partner in The
                                  National                                   Feldman Agency
                                                                             (life insurance)

CLASS 3 DIRECTORS

Charles B. Lang             58    Director; President of        1987         President of 1st Bank;
                                  1st Bank; Chairman and                     Chairman & CEO of
                                  CEO of 1st National                        1st National (banking)

R. Lynn Leggett             50    Director -1st Bank; 1st       1996         Funeral Director, Eells-
                                  National                                   Leggett Funeral Home
                                                                             (funeral services)

John C. Thompson            71    Director - 1st Bank; 1st      1987         Chairman & CEO of
                                  National                                   The Hall China Company
                                                                             (pottery manufacturing)

OTHER EXECUTIVE OFFICERS

Lois J. Curran              56    Vice President - 1st                       Vice President of 1st
                                  National                                   National since 1987;
                                                                             over 28 years of banking
                                                                             experience

Name                        Age   Position and Offices        Director       Present and Principal
                                  Held at 1st Bank and         Since          Occupation for last
                                      Subsidiaries                                 five years

Roger D. Sanford            49    Vice President - 1st                       Vice President and
                                  National                                   Branch Manager of 1st
                                                                             National since 1992;
                                                                              Assistant Vice President of
                                                                              of 1st National from 1990
                                                                             to 1992; over 26 years of
                                                                             banking experience

R. Keith Broadbent          54    Vice President - 1st                       Vice President of 1st
                                  National                                   National since April 1996;
                                                                             Loan Officer of 1st
                                                                             National since October
                                                                             1995; over 29 years of
                                                                             banking experience

Gary R. Jones              53     Chief Financial Officer -                  Chief Financial Officer of
                                  1st Bank; Chief Financial                  1st National and 1st Bank
                                  Officer - 1st National                     since 1997; over 10 years
                                                                             of banking experience

Steven A. Mabbot           41     Assistant Vice President -                 Assistant Vice President
                                  1st National                               and Loan Department
                                                                             Manager of 1st Bank
                                                                             since 1994; over 10 years
                                                                             of banking experience

Vickie L. Owens            36     Assistant Cashier - 1st                    Assistant Cashier and
                                  National                                   Supervisor of Data
                                                                             Processing since 1991;
                                                                             over 19 years of banking
                                                                             experience



                                     - 6 -

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

During 1997, the Board of Directors of 1st Bank held 4 regular meetings of the Board of Directors. 1st Bank has no standing audit, nominating, compensation or other committees of the Board of Directors. All of 1st Bank's Directors attended at least 75% of its Board meetings except Directors G. Allen Dickey and R. Lynn Leggett each of whom attended two of the four meetings, and Director John P. Scotford, Sr. who attended one of the four meetings. The Directors of 1st Bank also constitute the entire Board of Directors of 1st National Community Bank, a wholly-owned subsidiary of 1st Bank. There were 13 meetings of the Board of Directors of 1st National. All of 1st National's Directors attended at least 75% of its Board meetings except Director John P. Scotford, Sr. who attended 23% of the meetings and Director R. Lynn Leggett who attended 62% of the meetings. Director Scotford travels extensively and lives at a Florida residence for a portion of each year.


                             EXECUTIVE COMPENSATION


The following table reflects the compensation paid by 1st National Bank during 1997, 1996 and 1995 for services in all capacities by the Chairman & CEO. No employee received an annual salary and bonus in excess of $100,000. More specific information regarding compensation is provided in the notes accompanying the tables.

                            SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                 SALARY         BONUS
                                                   (A)           (A)
         NAME AND POSITION            YEAR         ($)           ($)
         ------------------------------------------------------------

         Charles B. Lang              1997       62,800         1,256
         Chairman & CEO               1996       59,750         3,235
                                      1995       57,049         3,772

-----------------------------------------------------------------------------
(A) Amounts shown include all cash compensation earned and received by the named executive officer.

OPTIONS/SAR GRANTS/INCENTIVE PLANS

1st Bank does have in place a stock option plan which was approved by the Shareholders at their annual meeting on March 19, 1997. A committee was chosen by the Board of Directors of 1st National comprised of Directors but not including any executive officers of either 1st Bank or 1st National for the purpose of awarding options to purchase Common Stock of 1st Bank to deserving officers and Directors for the year 1997. Under the Plan, there are 50,000 shares of 1st Bank stock eligible for distribution under the stock option plan.

Effective August 14, 1997, 17,000 share options were granted to 12 officers and Directors of 1st National at an exercise price of $21.00 per share for a term of five (5) years to expire in five years on August 13, 2002 A.D. The Fair Market Value per share on August 14, 1997, was $21.00 per share. A total of 9,500 Incentive Stock Options were granted to five key officers and 7,500 Non-Qualified Stock Options were granted to seven Directors. These are the first and only shares to date granted under the Plan.

The following table describes the individual stock options granted to the Chief Executive Officer of 1st Bank and 1st National during the year 1997:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                    Individual Grants to Executive Officers

------------------------------------------------------------------------------
                 Number of       % of Total
                 Securities     Options/SAYS
                 Underlying      Granted to
                Options/SAYS     Employees     Exercise or Base
Name             Granted (#)   in fiscal year    Price ($/Sh)  Expiration Date
------------------------------------------------------------------------------
Charles B. Lang    4,000             42%            $21.00         8/13/2002



The following table describes each exercise of stock options and SAYS during the year 1997 by the named executive officer of 1st National and 1st Bank:

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION/SAR VALUES
                                                   Number of
                                                  Securities        Value
                                                  Underlying     Unexercised
                                                  Unexercised    In-the-Money
                                                 Options/SARS     Options/SARS
                                                 at FY-End (#)   at FY-End (#)
               Shares Acquired                   Exercisable/     Exercisable/
Name           on Exercise (#)  Value Realized   Unexercisable   Unexercisable
------------------------------------------------------------------------------
Charles B. Lang     None              $0            4,000/0           $0/$0

There are no other stock option or stock appreciation rights plans, nor are there any long-term incentive plans for employees of 1st Bank or 1st National.

COMPENSATION OF DIRECTORS

For the year 1997, no compensation was paid to any Directors of 1st Bank for their services to the holding company. No compensation was paid to Directors Lang and Clutter as Directors of 1st National, who are compensated in their capacity as officers of 1st National. Compensation paid to each of the remaining seven outside Directors of 1st National was as follows: an annual retainer of $2,000; $200 for each of the 13 Board meetings attended; and $150 for each Executive Committee attended (three outside Directors are assigned to each of the monthly Executive Committee meetings). $150 was paid to the four members of the Audit Committee for each of the two meetings attended, and also to the three non-officer Director members of the Future Directions Committee for the one meeting held provided that they had attended.

EMPLOYMENT ARRANGEMENTS

1st Bank has not entered into any employment contracts with any of its executive officers, nor is there any arrangement, plan or agreement in effect between 1st Bank and any executive officer providing for compensation to be paid in the event of the resignation, retirement or termination of any such officer or in the event of a change in control of 1st Bank.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

As of February 16, 1998, there were 410,800 shares of Common Stock issued and outstanding, and 17,000 stock options to purchase unissued shares. The following table sets forth information as of February 16, 1998, with respect to beneficial ownership of 1st Bank's Common Stock by: (I) all persons known to 1st Bank to be considered to own beneficially more than five (5%) percent of its voting securities; (ii) all Directors and Director nominees of 1st Bank; and (iii) all of 1st Bank's officers and Directors as a group. Unless otherwise stated, each person so named exercises or would exercise sole voting power and investment power as to the shares of Common Stock so indicated.

                                           Amount and
                                           Nature of
Name and Address                           Beneficial
of Beneficial Owner                       Ownership(1)     Percentage of Class
------------------------------------------------------------------------------
William E. Blair, Jr.                       5,000 (2)              1.17%
13004 Woodworth Road
New Springfield, OH 44443

Keith R. Clutter                            2,400 (3)                 *
2642 Carter Street
East Liverpool, OH  43920

Stephen W. Cooper                           1,400 (4)                 *
933 Park Boulevard
East Liverpool, OH  43920

G. Allen Dickey                            13,250 (5)              3.10%
6938 State Route 45
Lisbon, OH  44432

Marvin H. Feldman                          20,950 (6)              4.90%
932 Midway Lane
East Liverpool, OH  43920

Charles B. Lang                            34,877 (7)              8.15%
R. D. #1, Box 255
Chester, WV  26034

R. Lynn Leggett                             3,364 (8)                 *
425 Chestnut Street
Lisbon, OH  44432

John P. Scotford                           33,250 (9)              7.77%
7316 Christopher Drive
Poland, OH  44514

John C. Thompson                            6,850 (10)             1.60%
913 Park Boulevard
East Liverpool, OH  43920

R. Keith Broadbent                            200 (11)                *
1321 Riverview Street
East Liverpool, OH  43920

Lois J. Curran                              1,250 (12)                *
45605 Clarkson Road
Rogers, OH  44455

Roger D. Sanford                            1,250 (13)                *
50621 Stagecoach Road
East Liverpool, OH  43920

                                           Amount and
                                           Nature of
Name and Address                           Beneficial
of Beneficial Owner                       Ownership(1)     Percentage of Class
------------------------------------------------------------------------------

Gary R. Jones                               1,000 (14)                *
1590 Hammond Park Drive
Wellsville, OH  43968


All Directors and Executive
Officers as a group                       125,041                 29.23%

---------------------------------------------------------
* Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

(1) For the purposes of this table, shares are considered "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days.

(2) Includes 2,000 shares owned of record, 2,000 shares owned in the name of his spouse and 1,000 stock options.

(3)    Includes 400 shares owned of record and 2,000 stock options.

(4)    Includes 400 shares owned of record and 1,000 stock options.

(5) Includes 400 shares owned of record, 11,600 shares owned in trust and in the name of his spouse and 1,250 stock options.

(6) Includes 400 shares owned of record, 19,300 shares owned jointly with his spouse and in the name of his spouse and held in corporate name, and 1,250 stock options.

(7) Includes 9,128 shares owned of record, 21,749 shares held in Trust, an IRA custodial account and as Co-Trustee of the Francis H. Lang Trust, and 4,000 stock options.

(8) Includes 400 shares owned of record, 2,464 shares owned jointly with his spouse in broker accounts and 500 stock options.

(9) Includes 400 shares owned of record, 31,600 shares held in Trust from himself and in Trust in the name of his spouse and 1,250 stock options.

(10)   Includes 5,600 shares owned of record and 1,250 stock options.

(11)   All 200 shares are owned jointly with another person.

(12)   All 1,250 shares are by stock option.

(13)   All 1,250 shares are by stock option.

(14)   All 1,000 shares are by stock option.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, 1st Bank Directors, officers and persons holding more than ten percent (10%) of 1st Bank's stock are required to report, within specified monthly and annual due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. 1st Bank is required to describe in this Proxy Statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. 1st Bank is not aware of any untimely filing.

             RATIFICATION OF S.R. SNODGRASS, A.C. [PROPOSAL NO. 2]

The Board of Directors of 1st Bank has appointed S.R. Snodgrass as independent auditors to examine the financial statements of 1st Bank and its subsidiaries for the fiscal year ending December 31, 1998, and have directed that such appointment be submitted for ratification by the Shareholders at the Annual Meeting.

The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends the appointment of S.R. Snodgrass be ratified by Shareholders.

Representatives of S.R. Snodgrass are expected to be present at the Annual Meeting. S.R. Snodgrass has represented 1st Bank since its formation and has represented 1st National since its charter was granted in 1987 and has served the Board of Directors in that capacity for nearly 11 year.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the 1st Bank's 1997 fiscal year, 1st Bank has been a party to the transactions described as follows with certain of its Directors, officers or Shareholders owning more than 5% of the 1st Bank Common Stock or business controlled by such persons or any member of the immediate family of any of such persons:

William E. Blair, Jr., a Director of 1st Bank, has obtained two demand lines of credit from 1st National in the maximum principal amount of $250,000. The balance outstanding at February 16, 1998, was $199,641 The rate of interest on the outstanding balance is the 1st National's "Base Rate" (currently 8.5%) plus 1%.

Keith R. Clutter, a Director and officer of 1st Bank, has obtained one term loan and has an overdraft line of credit from 1st National in an original amount of $48,940, and a member of his immediate family has four term loans in original amounts of $20,140 which result in an aggregate principal amount of
$69,080.   The aggregate balance outstanding at February 16, 1998, was
$50,787.  The rates of interest on the outstanding balances are (I) 9.75%,
(ii) 16%, (iii) 9.5%, (iv) 13%, (v) 11% and (vi) 9.5% respectively.

Stephen W. Cooper, a Director of 1st Bank, has obtained and/or co-signed on three loans in the aggregate principal amount of $137,825 from 1st National. The aggregate balance outstanding at February 16, 1998, was $130,239. The rates of interest on the loans are (I) 1st National's "Base Rate" plus 1 1/2%,
(ii) 11% and (iii) 7.5% respectively.

G. Allen Dickey, a Director of 1st Bank, has obtained a line of credit and an overdraft line of credit in the aggregate principal amount of $125,000 and has co-signed a note in the original amount of $14,036 from 1st National. The aggregate balance outstanding on February 16, 1998, was $50,550. The rates of interest on the loans are 1st National's "Base Rate" plus 1%, 16% and 8.6% respectively.

Marvin H. Feldman, a Director of 1st Bank, has obtained a line of credit in the original principal amount of $300,000 and a member of his immediate family has obtained a loan in the original principal amount of $13,046 from 1st National. The aggregate balance outstanding at February 16, 1998, was $245,470. The rates of interest on the loans are National Prime (currently 8.5%) plus 1% and 9% respectively.


Charles B. Lang, a Director and officer of 1st Bank, has co-signed on a line of credit for a corporation and member of his immediate family has obtained a term loan in the aggregate original principal amount of $37, 952 from 1st National. The aggregate balance outstanding on February 16, 1998, was $1,648. The rates of interest on the loans are National Prime Rate plus 1% and 8.5% respectively.

R. Lynn Leggett, a Director of 1st Bank, has obtained a line of credit in the original principal amount of $40,000 and two term loans in the original principal amounts of $20,078 from 1st National. The aggregate balance outstanding on February 16, 1998, was $27,863. The rates of interest on the loans are (I) National Prime Rate +2%, (ii) National Prime Rate +1% and (iii) National Prime Rate + 2% respectively.

           OTHER MATTERS TO COME BEFORE THE MEETING [PROPOSAL NO. 3]

No other matters are intended to be brought before the Annual Meeting by 1st Bank, nor does 1st Bank know of any other matters to be brought before the Annual Meeting by others. If other matters properly come before the meeting, the persons named in the Proxy will vote the shares represented therein in accordance with the judgment of management on any such matters.

                             SHAREHOLDER PROPOSALS

Shareholders who desire to submit proposals at 1st Bank's 1999 Annual Meeting of Shareholders must submit such proposals so that they are received by 1st Bank no later than October 26, 1998, in order to be considered for inclusion in 1st Bank's 1999 Proxy materials. Such shareholder proposals as well as any questions relating thereto, should be submitted to Tri-State 1st Bank, Inc., 16924 St. Clair Avenue, P. O. Box 796, East Liverpool, Ohio 43920, Attn.:
Secretary.

                                     GENERAL

UPON WRITTEN REQUEST TO 1ST BANK BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, 1ST BANK WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE TO THE SHAREHOLDER REQUESTING THE SAME. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF KEITH R. CLUTTER, SECRETARY, AT P.O. BOX 796, EAST LIVERPOOL, OHIO 43920.


By Order of the Board of Directors


Keith R. Clutter,
Secretary

                                  PROXY CARD
                             Tri-State 1st Bank, Inc.
                                  P.O. Box 796
                           East Liverpool, Ohio 43920

                   PLEASE CHECK THE APPROPRIATE SPACES BELOW

The undersigned hereby appoints Hazel C. Schreckengost and Nancy Thompson Cope, and each of them, each with the power to appoint her substitute, to represent the undersigned and to vote all of the shares of Common Stock in Tri-State 1st Bank, Inc. ("1st Bank") held of record by the undersigned at the close of business on February 16, 1998, at the Annual Meeting of Shareholders of 1st Bank to be held at Adrians Banquet Hall, 48781 Calcutta Smith Ferry Road, East Liverpool, Ohio, on Wednesday, March 18, 1998, at 7:00 P.M., and at any adjournment thereof.

A vote FOR the following proposals is recommended by the Board of Directors:

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3. Whether or not you are able to attend the meeting, you are urged to sign and mail the Proxy in the return envelope provided so that your stock may be represented at the meeting.

1.  ELECTION OF DIRECTORS
    Election of the three (3) nominees listed below as members of 1st Bank's Board of Directors as Class 2 Directors.

    Keith R. Clutter            FOR           AGAINST         ABSTAIN
                           ----          ----            ----

    G. Allen Dickey             FOR           AGAINST         ABSTAIN
                           ----          ----            ----

    John P. Scotford            FOR           AGAINST         ABSTAIN
                           ----          ----            ----

2. TO RATIFY the selection by the Board of Directors of S. R. Snodgrass, A.C., as 1st Bank's independent public auditors for the 1998 fiscal year.

                                FOR           AGAINST         ABSTAIN
                           ----          ----            ----


3. Transaction of such other business as may properly come before the meeting or any postponement or adjournments thereof.

                                FOR           AGAINST         ABSTAIN
                           ----          ----            ----

                 THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF 1ST BANK

Signature(s):
------------------------------------   ------------------------------------

------------------------------------   ------------------------------------
   (Please print or type name[s])         (Please print or type name[s])
NOTE: Sign exactly as your name(s) appear on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or other authorized officer, and the corporate seal should be affixed thereto. If shares of stock are held of record by a partnership, the Proxy should be executed in partnership name by an authorized person. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.

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